UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 2, 2020

Alpine 4 Technologies Ltd.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01 Other Events.

Dear Shareholders and Employees,

With the ongoing COVID-19 outbreak, we want to update you on actions taken by Alpine 4 and our subsidiaries to maintain business operations.  Further, I will also take this opportunity to give updated revenue guidance for 2019 and preliminary revenue guidance Q1, 2020.

COVID-19 Update:

We continue taking guidance from government and public health authorities to ensure the health and well-being of our vendors, customers, employees and their families.  Further, Alpine 4 has issued several HR-related directives to employees on its expectations for work-related actions to best ensure safety.  Last week, I gave the directive to Mr. Jeffrey Hail, COO of Alpine 4, to work with our buyers to source and procure N95/KN95 masks for our workers.  They will be distributed to our employees as soon as we can receive them.  At this point, we have only issued a Purchase Order for these masks and anticipate having them delivered within the next 7-10 days.  To our employees, please check with your leadership team and Trish Norvell, HR Director, for more updates.

We are also working closely with our banking partners to access the SBA Paycheck Protection Program and the SBA Disaster Relief Fund to access additional funds.  We will provide more updates on the status of our funding to our leadership teams, subsidiary-wide as we receive them.

A4 Construction Services, Inc:

•Morris Sheet Metal, Corp:  Last week, the states of Indiana and Michigan declared a “Shelter in Place” Order.  MSM has been deemed an essential service provider and can continue to work with some limitations.  The subsidiary has no confirmed cases of COVID-19.  MSM has been working extensively with several hospitals to build isolation rooms for our hospital partners and has built over 80 of them to date.

•Deluxe Sheet Metal, Inc:  Last week, the states of Indiana and Michigan declared a “Shelter in Place” Order.  DSM has been deemed an essential service provider and can continue to work with some limitations.  DSM has also been contracted to build isolation rooms for hospitals in NW Indiana and Michigan. The subsidiary has no confirmed cases of COVID-19.

•Excel Fabrication, LLC:  Last week, the state of Idaho declared a “Shelter in Place” Order.  EXL has been deemed an essential service provider and can continue to work with some limitations.  EXL has seen a dramatic increase for their services since they provide necessary services to our food processing and energy generation customers.

A4 Manufacturing, Inc:

•Quality Circuit Assembly, Inc:  The State of California issued a “Shelter in Place” Order on March 20th, 2020.  QCA has been deemed an essential service provider as it provides engineering and manufacturing to the healthcare, aerospace and military industries.  Alpine 4 is working with our employees at QCA to maintain critical jobs to keep basic operations going.  All employees that can perform their duties from home are working remotely.

•American Precision Fabricators, Inc:  Has no confirmed cases of COVID-19.

A4 Technologies, Inc:

•ALTIA, LLC:  Due to the nature of this business unit, has no cases of COVID-19.

•SPECTRUMebos, Inc.:  Due to the nature of this business unit, has no cases of COVID-19.

______________________________________________________________________________

To All of Our Employees,

The ELT (executive leadership team), BOD (Board of Directors) and myself can’t express enough gratitude and respect for your continued dedication.  You are the reason that, we as a country, are going to get through this trying time.  Your work is literally saving lives and all of you should hold your head high for the work you are doing.  Know that management continues to come to work every day on your behalf.  Please take every precaution to comply with the safety guidance that HR has released.  Be compassionate to one another, use common sense and apply wisdom in the way you perform your work.  We all rely on you to make good choices.

______________________________________________________________________________

2019 Updated Revenue Guidance and Q1, 2020 Preliminary Revenue Guidance:

To Our Shareholders,

Since most questions that I am receiving right now are based around impacts to revenue due to COVID-19 and our 10K filing, I am going to purposefully keep this email directed at those two topics.  Once our 10K is released, I will provide another CEO letter to walk through the results of our holding subsidiaries; A4 Manufacturing, Inc., A4 Construction Services, Inc., and A4 Technologies, Inc. with deeper analysis of our P&L and Balance Sheets.    For those of you who take the time to email myself and Investor Relations, we truly do value your questions, candor, insight and concerns.

Recently we made the decision, at the recommendation of our auditing firm and legal counsel, to file an 8K with the SEC to accept their 10K and 10Q extensions.  Over the past few weeks, as the effects of the COVID-19 crisis permeated it has created greater work accessibility challenges with our subsidiaries, auditors and other advisors.   It became apparent that extra time would be needed to complete the required filing.  It is our goal to not take the full extension time frame, although depending on resources, it may become necessary to take the full time allotted.

2019 Revenue:  The company is updating revenue projections from $28 million to $29 million for fiscal year 2019.  This would bring the company’s 2019 revenue to roughly 103% of 2018 revenue.  I stress that this is subject to final auditors’ approval and the ending 10K results may differ.

Q1, 2020 Preliminary Revenue Guidance:  For Q1, 2020, the company anticipates reporting revenue of $8.5m, which is growth of roughly 20% over Q1, 2019.  It is important to note that December through March are our four slowest months of the year.  The COVID-19 crisis as well has impacted our sales.

In closing, please know that whether you are a shareholder, employee, customer or vendor, we value all of you and we want you to be safe.

Best regards,

Kent B. Wilson

CEO / President

Alpine 4 Technologies, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Technologies Ltd.

By: /s/ Kent B. Wilson

Kent B. Wilson

Chief Executive Officer, President

(Principal Executive Officer)

 Date: April 2, 2020